UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):   November 7, 2005


                                CENTALE, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        New York                 0-50863                   22-3621870
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(State of Incorporation)     (Commission File           (IRS Employer
                              Number)                    Identification No.)


          6700 N. Andrews Ave., Suite 605, Ft. Lauderdale, FL 33309
          ---------------------------------------------------------
                  (Address of principal executive offices)

                               (754) 224-3300
                        -----------------------------
                        Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Director or Principal Officer

     On November 7, 2005 Bruce Gray resigned from his positions as a member of Centale's Board of Directors.

     On November 7, 2005 Manjeet (Jack) Dhariwal resigned from his position as Centale's Chief Technology Officer. Mr. Dhariwal will continue to serve as a member of Centale's Board of Directors.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CENTALE, INC.


Dated: November 8, 2005              By: /s/ Patrick T. Parker
                                     ---------------------------
                                     Patrick T. Parker
                                     Chief Executive Officer